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                                                                   Exhibit 10.15

                               FOURTH AMENDMENT TO
                             STOCKHOLDERS' AGREEMENT

      Fourth Amendment to Stockholders' Agreement (this "Amendment") dated as of July 7, 1998 by and among FURNISHINGS INTERNATIONAL INC., a Delaware corporation (the "Company"), Masco Corporation, a Delaware corporation ("Masco"), 399 Venture Partners, Inc., a Delaware corporation ("399") and Douglas C. Barnard, as Voting Trustee under the Voting Trust Agreement (the "Trustee").

                                    RECITALS

      WHEREAS, the Company, Masco, 399 and the Management Stockholders are parties to the Stockholders' Agreement dated as of August 5, 1996 by and among the Company and its stockholders (as previously amended, the "Agreement"); (capitalized terms not otherwise defined herein are used as defined in the Agreement);

      WHEREAS, 399 has the right as the holder of HFG Common Stock representing more than fifty percent (50%) of the HFG Common Stock on a Fully-Diluted Basis then held by the Institutional Stockholders as a group, pursuant to Section 7.4(a)(i) of the Agreement to take action on behalf of the Institutional Stockholders;

      WHEREAS, the Trustee has the right pursuant to Section 7.4(a)(iii) of the Agreement to take action on behalf of the Management Stockholders; and

      WHEREAS, the parties hereto desire to amend the Agreement to provide for a board of directors of the Company comprised of seven (7) persons instead of eleven (11), to effect changes in the weighted voting of such directors and to effect certain other amendments.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Amendments.

1.1 Board of Directors. Section 5.1(a) of the Agreement is hereby amended and restated- in its entirety so that it reads as follows:

            (a) From and after the date hereof, each of the Stockholders shall vote or cause to be voted all of its shares of voting Common Stock (in the Series or Class as described below), at any regular or special meeting of stockholders called for the purpose of filling positions on the Board, or to execute a written
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                                                                Fourth Amendment


      consent in lieu of such a meeting of stockholders for the purpose of filling positions on the board, and shall take all actions necessary, to ensure that the Board consists of seven (7) members as follows:

                  (i) shares of Series A-1 Common Stock shall be voted so as to elect two (2) individuals (individually, an "Institutional Director" and collectively, the "Institutional Directors") to be designated by the Institutional Stockholders for so long as the Institutional Stockholders own (x) shares of Series A-1 Preferred or (y) at least ten percent (10%) of the outstanding HFG Common Stock on a Fully-Diluted Basis, and thereafter by the Nominating Committee; provided, that, at any time, and from time to time, the Institutional Stockholders, in their sole discretion, may determine not to designate one or all of the Institutional Directors, in which case such Institutional Directors shall be designated by the Nominating Committee;

                  (ii) two (2) individuals to be designated by vote of a majority of the outstanding shares of Class C Common, voting separately as a class (individually, a "Management Director," and collectively, the "Management Directors") each of whom must be either (A) the Chief Executive Officer (or President), the Chief Operating Officer, the Secretary, the General Counsel, the Chief Financial Officer (or Treasurer) or the Chief Accounting Officer of the Company, (B) a holder of Class C Common or (C) with the consent of the Nominating Committee, any person other than the persons described in clause (A) or clause (B);

                  (iii) shares of Series A-2 Common Stock shall be voted as to elect one (1) individual (the "Masco Director") to be designated by the Masco Stockholders, for so long as the Masco Stockholders own (x) shares of Series A-1 Preferred, (y) at least five percent (5%) of the outstanding HFG Common Stock on a Fully-Diluted Basis or
                        (2) any Senior Notes; provided, that, at any time, and from time to time, the Masco Stockholders, in their sole discretion, may determine not to designate the Masco Director, in which case such Masco Director shall be designated by the Nominating Committee; and

                  (iv)  subject to the exercise of the Regulatory Right under
                        Section 5.9, shares of Series A-3 Common Stock shall be


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                                                                Fourth Amendment


                        voted so as to elect two (2) individuals (each individual, a "Disinterested Director", and collectively "Disinterested Directors") each of whom is not (A) an Affiliate of 399, (B) employed by the Company or any Subsidiary of the Company or (C) a Stockholder or an Affiliate of any Stockholder, such Disinterested Directors to be designated by the Nominating Committee.

povided, however, that (x) effective at the Closing, the Board shall consist of the individuals set forth on Exhibit C hereto in the categories shown thereon and (y) the Stockholders shall cause the Institutional Directors, the Masco Director and the Management Directors named thereon to be designated and elected as directors, and not to be removed by any Stockholder without cause, until January 1, unless such person resigns, is otherwise unable to serve or ceases to qualify as a Management Director under Section 5.1(a)(ii). The Nominating Committee shall initially consist of one (1) Management Director, one (1) Institutional Director and one (1) Disinterested Director (collectively, the "Nominating Committee"), and upon the Closing the Nominating Committee shall consist of the individuals set forth on Exhibit C hereto in the categories shown thereon. The Nominating Committee shall act by majority vote, provided that, if for any reason there shall be less than three (3) directors on the Nominating Committee, it shall act by unanimous vote of the remaining director(s) on the Nominating Committee. In the event that for any reason a Disinterested Director on the Nominating Committee resigns or is removed from the Nominating Committee or from the Board, the Nominating Committee shall (acting by the unanimous vote of the remaining directors on the Nominating Committee) replace such Disinterested Director with the other Disinterested Director. In the event that the Management Stockholders do not designate either of the Management Directors, the Nominating Committee will select one (1) additional Disinterested Director who shall also serve on the Nominating Committee which will then consist of two
(2) Disinterested Directors and one (1) Institutional Director.

      1.2 Weighted Board Voting. Section 5.4(a) of the Agreement is hereby amended and restated in its entirety so that it reads as follows:

            (a) The directors on the Board shall have weighted votes which together total 1,000 votes, with each director having number of such votes equal to the percentage set forth below:

                  (i) each Management Director will have a weighted vote of 10.5%, except that in the event that Wayne B. Lyon is one of the Management Directors, his weighted vote will be shifted to 3.5% and the other Management Director's weighted vote will be shifted to 17.5%, unless and until
                        (A) the Company receives a notice from Mr. Lyon or Masco that Mr. Lyon is no longer a member of the board


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                                                                Fourth Amendment


                        of directors of Masco or (B) Wayne B. Lyon is no longer a Management Director, at which time the weighted votes of both of the Management Directors will shift back to their original positions of 10.5% each;

                  (ii)  the Masco Director will have a weighted vote of 15%;

                  (iii) each of the Institutional Directors will have a weighted vote of 24.5%, except that in the event there are more than 50 stockholders of the Company, such weighting shall, upon notice to the Company from the Institutional Stockholders, be shifted to 9.5% each, with a corresponding shift in the weighting of each of the Disinterested Director's weighted vote from 7.5% to 22.5%; (and thereafter the Institutional Stockholders shall have the right upon notice to the Company to increase the weighting back to its original position); and

                  (iv) each Disinterested Director will have a weighted vote of 7.5% (subject to shifting as described in clause (iii) above); such weighting shall be unaffected if one or more of the Disinterested Directors is replaced or designated by the Institutional Stockholders pursuant to the Regulatory Right.

      SECTION 2. Amendments.

      2.1 Further Actions. Each of the parties hereto shall cooperate and shall take further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the amendments set forth herein.

      2.2 Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the General Corporation Law of the State of Delaware applies as a result of the Company being incorporated in the State of Delaware, in which case such General Corporation Law shall apply.

      2.3 Headings. The headings used in this Amendment have been inserted for convenience of reference only and do not define or limit the provisions hereof.


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      2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      2.5 Consent to Jurisdiction; Service of Process; Waiver of Jury trial. The provisions of Sections 7.18 and 7.19 of the Agreement shall apply to this Amendment as if repeated herein.

                  [Remainder of Page Intentionally Left Blank]


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                                                                Fourth Amendment


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                    FURNISHINGS INTERNATIONAL INC.


                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    MASCO CORPORATION


                                    By:__________________________________
                                       Name:
                                       Title:


                                    399 VENTURE PARTNERS, INC.

                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    _____________________________________
                                    Douglas C. Barnard, as Voting Trustee


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                                                                Fourth Amendment


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                    FURNISHINGS INTERNATIONAL INC.


                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    MASCO CORPORATION


                                    By:__________________________________
                                       Name:
                                       Title:


                                    399 VENTURE PARTNERS, INC.

                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    _____________________________________
                                    Douglas C. Barnard, as Voting Trustee


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                                                                Fourth Amendment


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                    FURNISHINGS INTERNATIONAL INC.


                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    MASCO CORPORATION


                                    By:__________________________________
                                       Name:
                                       Title:


                                    399 VENTURE PARTNERS, INC.

                                    By:__________________________________
                                       Name: Douglas C. Barnard
                                       Title: Vice President


                                    _____________________________________
                                    Douglas C. Barnard, as Voting Trustee


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